UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 22, 2004

                             OBIE MEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)


         OREGON                                                  93-0966515
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(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


4211 West 11th Ave., Eugene, Oregon                             97402
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                    (Address of principal executive offices)

         541-686-8400                                   FAX 541-345-4339
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                           (Issuer's telephone number)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous Independent Registered Public Accounting Firm

                  (i) On July 22, 2004, Obie Media Corporation ("Company" or "Obie Media") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm.

                  (ii) The reports of PwC on the Company's consolidated financial statements as of and for the years ended November 30, 2003 and 2002 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, with the exception of the fiscal year 2002 report which contained an emphasis-of-matter paragraph regarding uncertainty with respect to the Company's liquidity.

                  (iii) The decision to change independent registered public accounting firms was recommended and approved by the Audit Committee of the Board of Directors.

                  (iv) During the fiscal years ended November 30, 2003 and 2002, and during the period December 1, 2003 through July 22, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with their reports for such years.

                  (v) During the fiscal years ended November 30, 2003 and 2002, and during the period December 1, 2003 through July 22, 2004, there was no occurrence of any reportable event, within the meaning of Item 304(a)(1)(v) of Regulation S-K.

                  (vi) The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter is attached hereto as Exhibit 16.

         (b)      New Independent Registered Public Accounting Firm:

                           On July 27, 2004 Obie Media engaged Moss Adams LLP, as its independent registered public accounting firm to audit the Company's consolidated financial statements. During the two most recent filing years and through July 27, 2004, the Company did not consult with Moss Adams LLP regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits.

16              LETTER REGARDING CHANGES IN CERTIFYING ACCOUNTANT



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                  OBIE MEDIA CORPORATION


Date:  July 28, 2004                             By: /s/ GARY F. LIVESAY
                                                     --------------------
                                                      Vice President
                                                      Chief Financial Officer